UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

January 12, 2005

NEIGHBORCARE, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-33217	06-1132947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 East Pratt Street, Third Floor Baltimore, MD		21202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (410) 528-7300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure

On January 12, 2005, our Chairman, President and Chief Executive Officer, John J. Arlotta, is scheduled to present at the JPMorgan 23rd Annual Healthcare Conference to be held at the Westin St. Francis Hotel in San Francisco, California.  It is anticipated that Mr. Arlotta will speak at 3:00 p.m. PST (6:00 p.m. EST).  The text of the slides to be used during the presentation is attached to this Current Report on Form 8-K as Exhibit 99.1.  A copy of the press release issued by NeighborCare, Inc. relating to the presentation is attached to this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01                                             Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Slides to be presented at the JPMorgan 23rd Annual Healthcare Conference on January 12, 2005.
99.2	Press Release of NeighborCare, Inc. relating to the JPMorgan 23rd Annual Healthcare Conference, dated December 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEIGHBORCARE, INC.

Date: January 12, 2005	By:	/s/ John F. Gaither, Jr.

John F. Gaither, Jr.
Senior Vice President, General Counsel, and Secretary